1Q 2026 Earnings Conference Call April 30, 2026 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce or increase power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation, tariffs, and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of generation and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve goals for carbon emission reductions; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Joi Harris – President and CEO Dave Ruud – CFO Matt Krupinski – Director of Investor Relations

Continuing to deliver exceptional results for our stakeholders; well positioned for long-term growth 4 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings ✓ Highly engaged team committed to delivering best-in-class results for our customers, communities and investors ✓ Executing customer-focused investments to strengthen the grid and further improve reliability ✓ Data center opportunities continue to progress • 1.4 GW Oracle data center (in plan) approved and construction started • Executed agreement with Google to serve 1 GW data center which will provide upside to current long-term plan; contract submitted to MPSC for approval • Potential further upside to plan as additional discussions advance in pipeline • Data centers drive significant affordability benefits for existing customers ✓ 2026 operating EPS1 guidance provides 6% - 8% growth over 2025 guidance midpoint; well positioned to achieve high end of the range due to RNG tax credits ✓ Long-term operating EPS growth rate target of 6% - 8% through 2030, with 2026 guidance midpoint as the base; confident we will reach the high end of the guidance range in each year driven by RNG tax credits and the flexibility they provide • Confident that the Google data center and other data center opportunities in the pipeline will provide upside to current long-term plan

Executing our plan to further improve reliability for our customers Significant reliability improvement in 2025 driven by strategic investments and process enhancements, along with more favorable weather ✓ ~90% improvement in duration of outages from 2023 to 2025 ✓ Achieved best all-weather SAIDI metric in nearly 20 years ✓ Restored 99.9% of storm-impacted customers within 48 hours 2026 off to a strong start with continued reliability improvements ✓ Restored 100% of storm-impacted customers within 48 hours during January storm and over 99% during a March catastrophic storm ✓ Continuing installation of smart grid devices, ongoing pole top maintenance, robust tree trimming program and continued infrastructure rebuild of the 4.8kV system Implementing our plan to drive reliability through disciplined execution and strategic investment ✓ $11 billion distribution investment plan over the next 5 years ✓ On track toward goal of reducing power outages by 30% and cutting outage time in half by 2029 5

6 • Contracts approved by MPSC and construction initiated; demand ramping up over next 2 to 3 years • Load ramp supported by existing capacity and new energy storage investments; nearly $2 billion storage investment in plan • 19-year power supply agreement with minimum monthly charges; 15-year energy storage contract covers capital investment; termination fees combined with credit and collateral requirements protect existing customers Data center opportunities continue to progress; 1.4 GW Oracle data center approved and moving forward; executed 1 GW agreement with Google Oracle 1.4 GW (approved and in plan) Google 1.0 GW (upside to plan) Additional Pipeline ~5 GW (upside to plan) • Contracts filed with MPSC for approval; demand expected to fully ramp by end of 2028 • Load ramp supported by up to 1,600 MW of renewable generation, 480 MW of energy storage and 350 MW of demand response; additional ~700 MW of longer-term generation will be identified through the IRP process • Generation and storage requirements could drive ~$5 billion1 incremental capital investment through 2032 • 20-year power supply agreement with minimum monthly charges; 20-year clean capacity acceleration agreement covers renewable and storage investments; termination fees combined with credit and collateral requirements protect existing customers • Advanced discussions with additional hyperscalers for ~2 GW of additional load • Multiple other opportunities with hyperscalers and other customers for an additional 3-4 GW of new load • Additional demand expected longer-term from customer expansions • Opportunities would require investments in new baseload generation, renewables and/or related storage investment; generation requirements will be solidified through the IRP process 1. Preliminary – final generation resources will be determined through the 2026 IRP filing which will be filed later this year

7 1. Source: Energy Information Administration (EIA). Ending point is the average 12-month rolling residential bill from January 2025 to December 2025 2. Source: EIA and Federal Reserve Economic Data (FRED) Data center projects combined with our continuous improvement culture will sustain our historical success of managing customer affordability Data centers drive significant affordability benefits for existing customers • Oracle data center provides ~$300 million of annual affordability benefits for existing customers once fully ramped Oracle 1.4 GW (approved and in plan) Google 1.0 GW (upside to plan) • Google data center expected to generate ~$1.7 billion of affordability benefits for existing customers over the life of the contract Top tier affordability Total electric residential bill change % from 2021 to 20251 Electric residential bill as a percent of median household income2 2.6% 0.0% 2.4% 2.2% 2.0% 1.8% Michigan National Average 2.0% 1.8% 5.3% 24.4% 25.5% DTE Electric Great Lakes average National average

Regulatory strategy focused on continuing to deliver value and provide visibility for our customers Integrated Resource Plan (IRP) and Renewable Energy Plan (REP) filings provide visibility into long-term generation and capacity needs • IRP outlines our plan to meet long-term generation and capacity needs, including significant data center load; next IRP expected to be filed 3Q 2026 • Transparent process helps determine the most effective and affordable way to serve our customers 8 Electric rate case filing supports disciplined investments in reliability and grid modernization with a continued focus on affordability • Supports our distribution infrastructure investment plan focused on reducing power outages by 30% and cutting outage time in half by 2029 • Requesting ~$800 million of distribution spend to be included in the IRM by 2030, to support consistent, predictable infrastructure investments for our customers Data center agreements enhance affordability, protect our customers and could help delay future rate increases • Delivers significant affordability benefits with strong customer protections: Oracle data center provides $300 million of annual benefit and Google data center expected to provide ~$1.7 billion over the life of the contract • Load ramps could allow us to delay the next DTE Electric rate case filing

1Q 2026 operating earnings1 variance 9 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 2025 2026 Variance Primary drivers DTE Electric $147 $218 $71 Timing of taxes, rate implementation and colder weather partially offset by higher storm expense and rate base costs DTE Gas 206 210 4 Colder weather and IRM revenue partially offset by rate base costs DTE Vantage 39 48 9 Higher custom energy solutions and steel related earnings partially offset by lower renewable earnings Energy Trading 34 (25) (59) Expected timing in the power portfolio; highly confident with full year guidance Corporate & Other 10 (44) (54) Timing of taxes and higher interest expense DTE Energy $436 $407 ($29) Operating EPS $2.10 $1.95 ($0.15) Avg. Shares Outstanding 207 208 (millions, except EPS) Positioned to achieve high end of operating EPS guidance in 2026 due to favorability from RNG tax credits at DTE Vantage

Maintaining strong cash flows, balance sheet and credit profile 10 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A Strong balance sheet supports robust customer-focused investment agenda • Customer-focused capital investment plan is supported by consistent, healthy cash flows • Targeting equity issuances of $500 - $600 million annually 2026 – 2028, with similar levels planned through 2030 − The equity need is due to a ~$3.5 billion increase in capital over the next 3 years to support data center load growth and generation investments − Plan may also include additional junior subordinated debt to support balance sheet metrics • Effectively managing debt maturities to support long-term plan • Maintaining solid investment-grade credit ratings; targeting ~15% FFO / Debt1 1. Funds from Operations (FFO) is calculated using operating earnings, debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity

11 Well positioned to continue to drive long-term value for shareholders while delivering affordable, reliable energy for our customers Strong Long-Term Growth Opportunities Solid Regulatory Construct Reliable and Affordable Energy for our Customers Consistent Financial Results • Met or exceeded operating EPS1 guidance 18 of past 19 years • Strong balance sheet and credit metrics support the execution of our long-term plan • Executing on significant improvement in system reliability • On track with goal to reduce power outages by 30% and cut outage time in half by 2029 • Continuous improvement culture and data center projects support continued success in maintaining affordability • Residential electric bill increase well below national average since 2021 • Work collaboratively with the MPSC to ensure safe, reliable and affordable energy for our customers • Renewable investments supported by cost recovery mechanism defined by Michigan energy law • IRMs drive consistent, predictable infrastructure investments with timely recovery • 10-month rate case cycle and forward test-year help reduce regulatory lag • Transparent IRP process provides opportunity to align with key stakeholders on generation investments • $36.5 billion five-year capital plan supports Oracle data center development, cleaner generation transformation and improved reliability • Long-term operating EPS growth rate target of 6% - 8% through 2030; confident we will reach the high end of the guidance range in each year driven by RNG tax credits • Confident that the Google data center and other data center opportunities in the pipeline will provide upside to long-term plan 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

12 Appendix

2026 operating EPS1 guidance midpoint provides 7% growth over 2025 original guidance midpoint; positioned to achieve high end 13 (millions, except EPS) 2026 operating earnings DTE Electric $1,340 - $1,360 DTE Gas 315 - 325 DTE Vantage 180 - 190 Energy Trading 50 - 60 Corporate & Other (310) - (300) Positioned to achieve high end of operating EPS guidance in 2026 due to favorability from RNG tax credits at DTE Vantage DTE operating earnings guidance $1,585 - $1,615 DTE operating EPS guidance $7.59 - $7.73 • Utility growth driven by customer-focused investment supporting building the grid of the future and cleaner energy transition • DTE Vantage guidance supported by new project development in the custom energy solutions space and production tax credit opportunities • Continued strength in contracted physical power and gas portfolios at Energy Trading 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

Data center development and investments in reliability and cleaner generation drive significant increase to capital plan; additional data center opportunities provide upside to plan and additional affordability benefits 14 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 2026 2027 2028 2029 2030 $7.73 Additional data center opportunities (above the approved 1.4 GW Oracle agreement) provide upside to plan (operating EPS1 guidance) ~3 GW could drive over 8% operating EPS CAGR from 2027 - 2030 Additional ~3 GW could drive over 8% operating EPS CAGR from 2027 – 2030 and drive incremental affordability benefits for customers Current target is high end of 6% - 8% guidance range in each year $24 $4 ~$2 2025 - 2029 prior plan 2026 - 2030 current plan $30 $36.5 DTE Electric DTE Gas DTE Vantage22% 5-year investment plan (billions) ~$2 $4.5 $30 Additional data center opportunities could provide upside to plan

DTE Electric: significant investment increase driven by Oracle data center project, cleaner generation investments supporting future coal plant retirements and continued hardening of our distribution system

- Capital increase of $6 billion from prior plan is primarily driven by Oracle data center project and other customer-focused initiatives
  - Incremental storage investment to support data center transaction; fully covered by Oracle
  - Renewable investment supports continued success of MIGreenPower voluntary program and fulfills requirements of legislated clean energy plan
  - Combined cycle gas turbine (CCS[1] capable) build to replace base load generation as coal plants retire by 2032; submitted a competitive bid for the 2026 Integrated Resource Plan (IRP) All Source RFP
  - Distribution investment to continue to harden our system and improve reliability
- Strategic investments and process improvements, along with more favorable weather, have led to significant improvement in reliability for our customers
  - On track with goal to reduce power outages by 30% and cut outage time in half by 2029
- Rate case filing supports our grid reliability investment commitment while maintaining affordability



DTE Electric investment
(billions)
$24
25%
$30
$10
$10
$4
$15
$11
$4
Cleaner generation[2]
Distribution infrastructure
Base infrastructure
2025 - 2029
prior plan
2026 - 2030
current plan

1. Carbon capture and storage
2. Current plan includes $10 billion of renewable investment, $2.5 billion of energy storage investment and $2.5 billion of combined cycle gas turbine investment

DTE
15

DTE Gas: replacing aging infrastructure to ensure reliability and safety for our customers 16 Gas renewal program Base infrastructure $1.5 $1.8 $2.5 $2.7 2025 - 2029 prior plan 2026 - 2030 current plan $4.0 $4.5 DTE Gas investment (billions) • Continuing to improve customer service excellence and progress on main renewal − Ongoing progress on main renewal program; renewed over 2,000 miles since program inception • Long-term capital investment plan focused on infrastructure improvements including main renewal investments to minimize leaks and reduce costs for our customers − Significant investment to support main renewal recovered through Infrastructure Recovery Mechanism (IRM) − Base infrastructure investments enhance distribution, transmission, compression and storage − Continued focus on safety and affordability for customers 2025-2029 currently includes potential 175M task at DTE Gas ~1 3%

DTE Vantage: strategic focus on custom energy solutions projects 17 JN • Progressing on project development − Advancing final agreements with customer to provide behind the meter generation to support the expansion of a large data center − Continuing construction on the long-term, fixed-fee custom energy solutions project with Ford Motor Company; expecting commercial operation in 2026 − Began construction on project to design, build, own, operate and maintain a 42 MW combined heat and power project serving a large industrial customer; expecting commercial operation in early 2027 − ~$2 billion five-year capital investment plan supports continued execution of utility-like, long-term, fixed-fee contracted projects and decarbonization growth opportunities • New projects coming on-line in 2026 and 2027, combined with a solid long-term development pipeline, provide confidence we can achieve our DTE 6% - 8% operating EPS1 growth through 2030 − 2030 operating earnings projection of $150 - $160 million following the expiration of RNG tax credits in 2029 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

Top tier affordability for our customers over the last 4 years 18 State comparison – electric residential bill change % from 2021 to 20251 Great Lakes average 24.4% U.S. average 25.5% 1st quartile 2nd quartile 3rd quartile 4th quartile 1. Source: Energy Information Administration (EIA). Ending point is the average 12-month rolling residential bill from January 2025 to December 2025 DTE 5.3% Great Lakes peer states

Environmental, social and governance (ESG) efforts are key priorities; aspiring to be the best in the industry Environment • Transitioning towards net zero1 emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Social • Focusing on the diversity, safety, well-being and success of employees • Investing in communities • Leader in volunteerism Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets 19 1. Definition of net zero included in the appendix 2024 Sustainability Report https://empoweringmichigan.com/dte-impact/performance Link:

Weather impact on sales 20 Cooling degree days1 Operating earnings2 impact of weather Weather normal sales1 DTE Electric Heating degree days3 Operating earnings2 impact of weather DTE Gas (GWh) 1Q 2025 1Q 2026 % Change Drivers Residential 3,648 3,615 (0.9%) Energy Optimization Commercial 4,527 4,490 (0.8%) Energy Optimization Industrial 2,477 2,326 (6.1%) Lower steel output and Energy Optimization Other 53 50 (5.7%) 10,705 10,481 (2.1%) Sales relatively flat after adjusting for Energy Optimization (2%) 1Q 2025 1Q 2026 % Change Actuals - - 0% Normal - - 0% Deviation from normal 0% 0% 1. DTE Electric 2025 weather normalized data based on 2009 – 2023 weather and 2026 weather normalized data based on 2010 – 2024 weather 2. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 3. DTE Gas 2025 weather normalized data based on 2010 – 2024 weather and 2026 weather normalized data based on 2011 – 2025 weather Millions Per share 1Q 1Q 2025 $5 $0.02 2026 $10 $0.05 Millions Per share 1Q 1Q 2025 $2 $0.01 2026 $8 $0.04 1Q 2025 1Q 2026 % Change Actuals 3,213 3,280 2% Normal 3,153 3,163 0% Deviation from normal 2% 4%

Cash flow and capital expenditures guidance 21 1. Includes equity issued for employee benefit programs. Up to $100 million expected in 2026 2026 guidance DTE Electric Base infrastructure $1,020 Cleaner generation 2,440 Distribution infrastructure 1,760 $5,220 DTE Gas Base infrastructure $590 Gas renewal program 310 $900 Non-utility $600 - $700 Total $6,720 - $6,820 (millions) Cash flow Capital expenditures 2026 guidance Cash from operations1 $3.9 Capital expenditures (6.8) Free cash flow ($2.9) Dividends (1.0) Other (0.2) Net cash ($4.1) Financing Debt Issuances $4.9 Debt Redemptions (1.3) External equity issuances 0.5 Total financing $4.1 (billions)

1Q 2025 1Q 2026 DTE Electric Base infrastructure $221 $186 Cleaner generation 142 459 Distribution infrastructure 368 402 $731 $1,047 DTE Gas Base infrastructure $75 $120 Gas renewal program 51 46 $126 $166 Non-utility $64 $63 Total $921 $1,276 1Q 2025 1Q 2026 Cash from operations1 $1.0 $0.9 Capital expenditures (0.9) (1.3) Free cash flow $0.1 ($0.4) Dividends (0.2) (0.2) Other (0.1) (0.1) Net cash ($0.2) ($0.7) Debt financing Issuances $1.1 $1.6 Redemptions (0.9) (0.9) Total debt financing $0.2 $0.7 Cash flow and capital expenditures 22 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

1Q 2026 and 1Q 2025 reconciliation of reported to operating earnings (non-GAAP) and operating EPS (non-GAAP) 23 Adjustments key A) Adjustment to legal reserve relating to EES Coke Battery — recorded in Operating Expenses — Operation and maintenance B) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility C) MPSC disallowance of power supply costs previously recorded — recorded in Operating Revenues — Utility operations and Other (Income) and Deductions 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited) (Earnings per share2)

Reconciliation of reported to operating earnings (non-GAAP) 24 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.